Exhibit 10.4

FIRST AMENDMENT

TO INTERCREDITOR AGREEMENT

This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “First Amendment”), dated as of December 19, 2016 is entered into by and among (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent and collateral agent (in such capacity, together with its successors and assigns, “ABL Agent”) for (i) the financial institutions party from time to time to the ABL Credit Agreement referred to below (such financial institutions, together with their respective successors and assigns and transferees, the “ABL Lenders”), (ii) the L/C Issuers referred to in the ABL Credit Agreement, and (iii) any ABL Bank Product Affiliates and ABL Cash Management Affiliates (each as defined below) (such ABL Bank Product Affiliates and ABL Cash Management Affiliates, together with the ABL Agent (and any co-agent or sub-agent appointed thereby), the ABL Lenders and the L/C Issuers, the “ABL Credit Parties”), and (b) WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, together with its successors and assigns, “Term Agent”) for the financial institutions party from time to time to the Term Loan Agreement referred to below (such financial institutions, together with their respective successors and assigns and transferees, the “Term Lenders” and together with the Term Agent, the “Term Credit Parties”), and acknowledged by (c) DESTINATION MATERNITY CORPORATION, a Delaware corporation (“Lead Borrower”), CAVE SPRINGS, INC., a Delaware corporation (“Cave”, and together with Lead Borrower, each a “Borrower” and collectively, “Borrowers”), MOTHERS WORK CANADA, INC., a Delaware corporation (“Mothers Work”), DM URBAN RENEWAL, LLC, a New Jersey limited liability company (“DM Urban”, and together with Mothers Work, each a “Guarantor” and collectively, “Guarantors” and the Guarantors together with the Borrowers, collectively, the “Loan Parties”). Capitalized terms no otherwise defined herein shall have the meanings given to such terms in the Intercreditor Agreement (defined below).

W I T N E S S E T H :

WHEREAS, the ABL Agent, the Term Agent and the Loan Parties are party to that certain Intercreditor Agreement dated as of March 25, 2016 (the “Intercreditor Agreement”).

WHEREAS, in connection with (i) that certain Consent and Amendment No. 1 to Amended and Restated Credit Agreement (the “ABL First Amendment”), and (ii) that certain Consent and Amendment No. 1 to the Term Loan Agreement (the “Term Loan First Amendment”), the ABL Agent, the Term Agent and the Loan Parties desire to amend the Intercreditor Agreement as more fully set forth herein;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Intercreditor Agreement upon the Effective Date. Upon the Effective Date, the Intercreditor Agreement is hereby amended as follows:

(a) Section 1.2 of the Intercreditor Agreement is hereby amended by adding the following definition thereto:

“EBITDA Reserve” shall have the meaning set forth in the ABL Credit Agreement.

(b) The following new Section 3.11 of the Intercreditor Agreement is hereby added to read as follows:

“Section 3.11. EBITDA Reserve. The ABL Agent shall impose and maintain the EBITDA Reserve as an Availability Reserve (as defined in the ABL Credit Agreement) against the ABL Borrowing Base at all times after the Consent Effective Date (as defined in the ABL Credit Agreement) until otherwise instructed in writing by the Required Lenders (as defined in the Term Loan Agreement).”

(c) Section 5.2(a) of the Intercreditor Agreement is hereby amended by deleting the proviso appearing in such section immediately preceding subsection 5.2(a)(1), and replacing the same with the following:

“provided, however, that without the consent of the Term Loan Agent (or, solely in the case of clauses (7)(y) or (7)(z) below, the Required Lenders (as defined in the Term Loan Agreement)), the ABL Credit Parties shall not amend, restate, supplement, modify, waive, substitute, renew, refinance or replace any or all of the ABL Documents or, solely in the case of clause (7) below, take or fail to take any action pursuant to the ABL Documents or this Agreement, to:”.

(d) The proviso at the end of Section 5.2(a) of the Intercreditor Agreement is hereby amended by deleting the reference therein to “clause (6)” and replacing it with “clause (7)”.

(e) Section 5.2(a)(7) of the Intercreditor Agreement is hereby deleted and replaced in its entirety as follows:

“(7) (x) fail to establish and maintain (i) any Reserve in effect on the date hereof; provided that the amount of such Reserves may be adjusted based on changes in the facts or circumstances that gave rise thereto (as long as the methodology for the calculation thereof is not modified), and the foregoing shall not limit the discretion of the ABL Agent to establish, eliminate and adjust the amount of any other Reserves not in effect on the date hereof; provided further that the ABL Agent shall have the discretion to cause any Reserves (other than the Term Loan Reserve and the EBITDA Reserve) to be maintained as Availability Reserves, Inventory Reserves, Realty Reserves or Receivables Reserves as the ABL Agent determines, or (ii) the Term Loan Reserve as and when required under Section 3.9 hereof, (y) fail to establish and maintain the EBITDA Reserve as and when required by Section 3.11, or (z) change the definition of “EBITDA Reserve” (as set forth in the ABL Credit Agreement on the date hereof), in a manner which would effect an increase in the ABL Borrowing Base or any component thereof;”.

2. Effective Date. This First Amendment shall be and become effective as of the date hereof (the “Effective Date”) when all of the conditions set forth in this Section 2 shall have been satisfied:

(a) Execution of Counterparts of First Amendment. The ABL Agent and the Term Agent shall have received counterparts of this Agreement, which collectively shall have been duly executed on behalf of the Loan Parties, the ABL Agent and the Term Agent.

(b) Effectiveness of ABL First Amendment. All of the conditions to effectiveness of the ABL First Amendment, other than execution of this First Amendment, shall have been met or waived by the ABL Agent.

(c) Effectiveness of the Term Loan First Amendment. All of the conditions to the effectiveness of the Term Loan First Amendment, other than execution of this First Amendment, shall have been met or waived by the Term Agent.

3. Governing Law. The validity, interpretation and enforcement of this First Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

4. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

5. Further Assurances. Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by ABL Agent or Term Agent to effectuate the provisions and purposes of this First Amendment.

6. Entire Agreement. This First Amendment, the ABL Amendment and the Term Loan Amendment and any other document executed in connection therewith represent the entire agreement and understanding concerning the subject matter hereof and thereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof and thereof, whether oral or written.

7. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this First Amendment.

8. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this First Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this First Amendment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

ABL AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as ABL Agent

By:	/s/ Michele L. Riccobono
Its Authorized Signatory

TERM AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Agent

By:	/s/ Wai Yin Cheng
Its Authorized Signatory

LENDER: TPG SPECIALTY LENDING, INC., as a Required Lender

By:	/s/ Michael Fishman
Its Authorized Signatory

[Signature Page to First Amendment

to Intercreditor Agreement]

Acknowledged and Agreed:

BORROWERS:

DESTINATION MATERNITY CORPORATION

By:	/s/ Anthony M. Romano
Title:	Chief Executive Officer & President

CAVE SPRINGS, INC.

By:	/s/ Ronald J. Masciantonio
Its Authorized Signatory

GUARANTORS:

MOTHERS WORK CANADA, INC.

By:	/s/ Ronald J. Masciantonio
Its Authorized Signatory

DM URBAN RENEWAL, LLC

By:	/s/ Ronald J. Masciantonio
Its Authorized Signatory

[Signature Page to First Amendment

to Intercreditor Agreement]